HIGHLAND INCOME FUND

HIGHLAND GLOBAL ALLOCATION FUND

NEXPOINT STRATEGIC OPPORTUNITIES FUND

NEXPOINT DISCOUNT STRATEGIES FUND

NEXPOINT ENERGY AND MATERIALS OPPORTUNITIES FUND

NEXPOINT HEALTHCARE OPPORTUNITIES FUND

NEXPOINT LATIN AMERICAN OPPORTUNITIES FUND

NEXPOINT EVENT-DRIVEN FUND

NEXPOINT STRATEGIC INCOME FUND

POWER OF ATTORNEY

Highland Income Fund, Highland Global Allocation Fund, NexPoint Strategic Opportunities Fund, NexPoint Discount Strategies Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Event-Driven Fund and NexPoint Strategic Income Fund (collectively, the “Trusts”) and the undersigned Trustee constitutes and appoints each of James Dondero, Frank Waterhouse, Clifford Stoops, Dustin Norris, and Lauren Thedford (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her place and stead in any and all the capacities to make, execute and sign on behalf of any Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each Trust has caused this Power of Attorney to be executed in its name by its Treasurer, Principal Accounting Officer and Principal Financial Officer; and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 13th day of June 2019.

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting
Officer and Principal Financial Officer

ATTEST

/s/ Lauren Thedford
Lauren Thedford
Secretary

TRUSTEE:

/s/ Dr. Bob Froehlich
Dr. Bob Froehlich

HIGHLAND INCOME FUND

HIGHLAND GLOBAL ALLOCATION FUND

NEXPOINT STRATEGIC OPPORTUNITIES FUND

NEXPOINT DISCOUNT STRATEGIES FUND

NEXPOINT ENERGY AND MATERIALS OPPORTUNITIES FUND

NEXPOINT HEALTHCARE OPPORTUNITIES FUND

NEXPOINT LATIN AMERICAN OPPORTUNITIES FUND

NEXPOINT EVENT-DRIVEN FUND

NEXPOINT STRATEGIC INCOME FUND

POWER OF ATTORNEY

Highland Income Fund, Highland Global Allocation Fund, NexPoint Strategic Opportunities Fund, NexPoint Discount Strategies Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Event-Driven Fund and NexPoint Strategic Income Fund (collectively, the “Trusts”) and the undersigned Trustee constitutes and appoints each of James Dondero, Frank Waterhouse, Clifford Stoops, Dustin Norris, and Lauren Thedford (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her place and stead in any and all the capacities to make, execute and sign on behalf of any Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each Trust has caused this Power of Attorney to be executed in its name by its Treasurer, Principal Accounting Officer and Principal Financial Officer; and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 13th day of June 2019.

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting
Officer and Principal Financial Officer

ATTEST

/s/ Lauren Thedford
Lauren Thedford
Secretary

TRUSTEE:

/s/ John Honis
John Honis

HIGHLAND INCOME FUND

HIGHLAND GLOBAL ALLOCATION FUND

NEXPOINT STRATEGIC OPPORTUNITIES FUND

NEXPOINT DISCOUNT STRATEGIES FUND

NEXPOINT ENERGY AND MATERIALS OPPORTUNITIES FUND

NEXPOINT HEALTHCARE OPPORTUNITIES FUND

NEXPOINT LATIN AMERICAN OPPORTUNITIES FUND

NEXPOINT EVENT-DRIVEN FUND

NEXPOINT STRATEGIC INCOME FUND

POWER OF ATTORNEY

Highland Income Fund, Highland Global Allocation Fund, NexPoint Strategic Opportunities Fund, NexPoint Discount Strategies Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Event-Driven Fund and NexPoint Strategic Income Fund (collectively, the “Trusts”) and the undersigned Trustee constitutes and appoints each of James Dondero, Frank Waterhouse, Clifford Stoops, Dustin Norris, and Lauren Thedford (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her place and stead in any and all the capacities to make, execute and sign on behalf of any Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each Trust has caused this Power of Attorney to be executed in its name by its Treasurer, Principal Accounting Officer and Principal Financial Officer; and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 13th day of June 2019.

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting
Officer and Principal Financial Officer

ATTEST

/s/ Lauren Thedford
Lauren Thedford
Secretary

TRUSTEE:

/s/ Ethan Powell
Ethan Powell

HIGHLAND INCOME FUND

HIGHLAND GLOBAL ALLOCATION FUND

NEXPOINT STRATEGIC OPPORTUNITIES FUND

NEXPOINT DISCOUNT STRATEGIES FUND

NEXPOINT ENERGY AND MATERIALS OPPORTUNITIES FUND

NEXPOINT HEALTHCARE OPPORTUNITIES FUND

NEXPOINT LATIN AMERICAN OPPORTUNITIES FUND

NEXPOINT EVENT-DRIVEN FUND

NEXPOINT STRATEGIC INCOME FUND

POWER OF ATTORNEY

Highland Income Fund, Highland Global Allocation Fund, NexPoint Strategic Opportunities Fund, NexPoint Discount Strategies Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Event-Driven Fund and NexPoint Strategic Income Fund (collectively, the “Trusts”) and the undersigned Trustee constitutes and appoints each of James Dondero, Frank Waterhouse, Clifford Stoops, Dustin Norris, and Lauren Thedford (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her place and stead in any and all the capacities to make, execute and sign on behalf of any Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each Trust has caused this Power of Attorney to be executed in its name by its Treasurer, Principal Accounting Officer and Principal Financial Officer; and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 13th day of June 2019.

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting
Officer and Principal Financial Officer

ATTEST

/s/ Lauren Thedford
Lauren Thedford
Secretary

TRUSTEE:

/s/ Bryan Ward
Bryan Ward

HIGHLAND INCOME FUND

HIGHLAND GLOBAL ALLOCATION FUND

NEXPOINT STRATEGIC OPPORTUNITIES FUND

NEXPOINT DISCOUNT STRATEGIES FUND

NEXPOINT ENERGY AND MATERIALS OPPORTUNITIES FUND

NEXPOINT HEALTHCARE OPPORTUNITIES FUND

NEXPOINT LATIN AMERICAN OPPORTUNITIES FUND

NEXPOINT EVENT-DRIVEN FUND

NEXPOINT STRATEGIC INCOME FUND

POWER OF ATTORNEY

Highland Income Fund, Highland Global Allocation Fund, NexPoint Strategic Opportunities Fund, NexPoint Discount Strategies Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Event-Driven Fund and NexPoint Strategic Income Fund (collectively, the “Trusts”) and the undersigned Trustee constitutes and appoints each of James Dondero, Frank Waterhouse, Clifford Stoops, Dustin Norris, and Lauren Thedford (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her place and stead in any and all the capacities to make, execute and sign on behalf of any Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Forms N-2 and N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each Trust has caused this Power of Attorney to be executed in its name by its Treasurer, Principal Accounting Officer and Principal Financial Officer; and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 13th day of June 2019.

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting
Officer and Principal Financial Officer

ATTEST

/s/ Lauren Thedford
Lauren Thedford
Secretary

TRUSTEE:

/s/ Dustin Norris
Dustin Norris